ACQUISITION OF BUSINESSES (Tables)	12 Months Ended
Dec. 31, 2023
ACQUISITION OF BUSINESS [Abstract]
Disclosure of detailed information about business combination
Consideration Transferred:

US$ MILLIONS
Cash	$350
BIPC exchangeable shares	751
Pre-existing interest in the business	55
Total consideration	$1,156
Fair value of assets and liabilities acquired (provisional)(1):

US$ MILLIONS
Cash and cash equivalents	$491
Accounts receivable and other(2)	1,871
Property, plant and equipment	8,811
Intangible assets	710
Goodwill	1,163
Accounts payable and other liabilities	(408)
Non-recourse borrowings	(7,041)
Deferred income tax liabilities	(444)
Net assets acquired before non-controlling interest	5,153
Non-controlling interest(3)	(3,997)
Net assets acquired	$1,156
(1)The fair values of certain acquired assets and liabilities for these operations have been determined on a provisional basis given the proximity of the acquisitions to the reporting date, pending finalization of the determination of the fair values of the acquired assets and liabilities. Our company is in the process of obtaining additional information primarily in order to assess the fair values of property, plant and equipment, intangible assets, deferred income taxes and the resulting impact to goodwill as at the date of the acquisitions.
(2)Accounts receivable and other primarily comprised of finance lease receivables, trade receivables, and other financial assets.
(3)Non-controlling interest includes $641 million of preferred equity instruments transferred as part of the acquisition, remaining balance represents the interest not acquired by our company, measured at fair value at the acquisition dates.